As filed with the Securities and Exchange Commission on December 5, 2008

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-21625
Investment Company Act file number

Intrepid Capital Management Funds Trust
(Exact name of registrant as specified in charter)

3652 South Third Street, Suite 200
Jacksonville Beach FL 32250
(Address of principal executive offices) (Zip code)

Mark F. Travis
3652 South Third Street, Suite 200
Jacksonville Beach FL 32250
(Name and address of agent for service)

1-904-246-3433
Registrant's telephone number, including area code

Date of fiscal year end: 09/30/2008

Date of reporting period:  09/30/2008

Item 1. Reports to Stockholders.

Intrepid Capital Fund

Intrepid Small Cap Fund

Intrepid Income Fund

Intrepid All Cap Fund

Annual Report
September 30, 2008

Intrepid Capital Fund

October 15, 2008

Dear Fellow Shareholders,

Little did I realize that this time last year when I wrote, “I am not convinced that the sub-prime mortgage contagion has run its course” that what started out as a fever in the summer of 2007 would morph into the black plague of financial companies in the fall of 2008.

One thing we have avoided like the plague has been ownership of investment banks (RIP - Bear Stearns and Lehman Brothers), commercial banks (RIP - Wachovia and Washington Mutual), and government sponsored enterprises (RIP - Fannie Mae and Freddie Mac).  This has allowed us to preserve the fund’s capital in this volatile market environment.  For the six months ending September 30, 2008, the return has been a whopping 0.19%, but better than the S&P 500’s -10.85%.

The Intrepid Capital Fund (ICMBX) has met one of our primary objectives which is to protect capital in bad market environments (like this one) and to participate in upward moving markets, when they return.  For the last twelve months, the fund produced an unexciting return of -1.41%, which compares quite favorably to the S&P 500, down 21.98% and the Russell 2000 off 14.48%.  Both of these are 100% equity indices, while the fund contains stocks, bonds, and a healthy dose of cash; it is designed to be less volatile.

ICMBX ended September with a NAV (Net Asset Value) of $9.67.  The Fund’s policy is to pay out all interest and dividends that occurred in the respective quarter.  In the quarters ended June 2008 and September 2008 the Fund paid between 4 and 5 cents per share, respectively.  Please remember that the share price drops to reflect this distribution every quarter.

We were able to protect our capital by focusing on what we do best, finding high quality businesses, many with little if any financial leverage, and management with substantial ownership positions.  Through careful analysis, we establish what we feel is a conservative valuation.  This analysis is based on identifying how much it would cost to purchase the business through a cash transaction (the intrinsic value of the firm).  Next, with strict limit orders, we acquire shares in the market place at no more than 80% of the firm’s intrinsic value.  Concurrently, we are looking for corporate bonds where first and foremost we are comfortable that we will be repaid.  Second, we look to earn an attractive spread (extra yield) relative to a comparable term Treasury note.  In the business of lending money, we are very careful to find bonds that don’t have too much debt relative to their pre-tax cash flows and cover their interest charges fairly easily.  We are conscious of interest rate risk and attempt to limit it by investing in bonds with near-term maturities, typically two to six years.

The heightened volatility and falling prices that we saw in September have kept our trader, Charlie Funkhouser, hopping as our analyst team is finding attractively priced securities that we have acquired for the Fund.  There have been many periods in our past where we have been virtually dormant as prices were high and our cash balances increased with shareholder inflows.  This is not one of those times.  I believe today we are planting seeds for what will hopefully be attractive risk-adjusted returns tomorrow.

I am very pleased to announce the Intrepid Capital Fund (ICMBX) has received an overall and three-year 5-Star Morningstar Rating, the highest rating for risk-adjusted returns, out of 944 Moderate Allocation Funds as of September 30, 2008.  The Overall Morningstar Rating is derived from the weighted average of the performance metrics associated with its three-year Morningstar Ratings metrics, which are based on risk adjusted returns.  I was very pleased to receive this recognition, which, by definition, places us in the top 10% of our Moderate Allocation Funds peer group for both overall and three-year periods.  I would like to thank the analytic and support staff at Intrepid Capital.  Most importantly I would also like to thank you as a shareholder for entrusting us with your hard-earned capital.

If there is anything we can do to serve you better, please call us at 1-866-996-FUND.

Best regards,

Mark F. Travis
President/C.E.O.

Intrepid Capital Fund

Top Ten Holdings
9-30-08

Applied Signal Technology Inc. (APSG)	3.2%
Oil-Dri Corporation of America (ODC)	2.9%
DSW Inc. (DSW)	2.6%
Comcast Corp. (CMCSA)	2.6%
Internatio nal Speedway Corp. (ISCA)	2.4%
Heineken N.V. – ADR (HINKY)	2.3%
Automati c Data Processing Inc. (ADP)	2.2%
Central Garden & Pet Co. (CENT)	2.2%
Berkshire Hath away Inc. B ( RK/B)	2.1%
Baldwin & Lyons Inc. (BWINB)	2.0%
24.5%

Past performance is no guarantee of future results.

The Fund is subject to special risks including volatility and less liquidity due to investments in small- and mid-cap stocks, high yield securities and is considered non-diversified as a result of limiting its holdings to a relatively small number of positions.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer term debt securities.

Must be preceded or accompanied by a current prospectus.

© 2008 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund’s load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star.  The Intrepid Capital Fund was rated against 944 U.S.-domiciled Moderate Allocation Funds for Morningstar’s overall and three-year periods.  With respect to these Moderate Allocation Funds, the Intrepid Capital Fund received a Morningstar Rating of 5 stars for the overall and three-year periods, respectively.

The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. Companies in the Russell 3000 Index, as ranked by market capitalization.  You cannot invest directly in an index.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

Pre-tax cash flows represent revenues, less expenses, over a given period before taxes are charged.

Fund holdings are subject to change and are not recommendations to buy or sell any security.  Current and future portfolio holdings are subject to risk.

Please refer to the Schedule of Investments on pages 18-21 for a complete list of fund holdings.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

11/08

Intrepid Small Cap Fund

October 15, 2008

Dear Fellow Shareholders,

The Intrepid Small Cap Fund increased 0.72% over the past one year ending September 30, 2008.  This slightly positive return compared favorably to its peers and the small cap market, with the Russell 2000 declining 14.48% during the same one year period.  In fact, according to Lipper rankings as reported by the Wall Street Journal on October 2, 2008, the Fund’s performance placed it at the top of its category for one-year returns as of September 30, 2008.  The Intrepid Small Cap Fund was ranked #1 for this time frame in the Small-Cap Value category, out of 297 funds, in the Wall Street Journal’s “Category Kings in 22 Realms”.

The main reason the Fund outperformed during the past year was due to its continued focus on businesses with strong balance sheets and abundant free cash flows.  Typically when credit spreads widen, as they did during the past year, higher quality businesses without excessive debt tend to outperform those reliant on the credit markets.  The Fund also benefited from its below average weight in the financial sector.  With that said, the Fund sustained losses on its only two financial holdings – Baldwin & Lyons and Horace Mann – as these insurance companies were unable to escape the drubbing of the financial industry.  Lastly, the Fund’s above average cash levels helped relative performance and reduced the volatility.

As I’ve mentioned in past shareholder letters, the small cap market has been expensive on a valuation basis; therefore, it has been difficult finding enough buy ideas to have the Fund fully invested.  Holding above average levels of cash was not a long-term strategy.  We were simply waiting for better opportunities as most of the small caps we were researching were not passing our strict investment criteria of only owning good businesses at good prices.  I am happy to announce that the wait for more attractive small cap valuations has finally ended.  Small cap valuations have changed drastically over the past few weeks and are now more in favor of the buyer.

To be clear, high cash levels were never an attempt to time the market, but were a direct reflection of high prices and our reluctance to overpay for small cap businesses.  Although cash helped buffer the Fund during the recent market decline, the main benefit of having cash is that it has allowed us to take advantage of the lower prices and bigger discounts currently available in the small cap markets.  During October, the Fund has made several new purchases and cash levels have declined meaningfully.  As I write this letter, cash as a percentage of assets is approximately 16% and could decline further given the current number of buy ideas in our research pipeline.  Although it is painful watching markets decline, it has allowed us to buy several attractively priced businesses that were too expensive only a few months ago.  We feel that today’s financial despair has allowed us to plant the seeds for future returns.

One example of a stock recently purchased is Gencor Industries.  Gencor manufactures highway construction machinery, specializing in asphalt equipment.  With only a $54 million market cap, Gencor is clearly a small market capitalization stock.  What attracted us to the company was its balance sheet, which consists of $68 million in cash and marketable securities.  Gencor also owns twenty-seven acres of land in downtown Orlando.  After considering the value of its balance sheet, we believe that we purchased Gencor’s operating business for a significant discount to its true worth.

We will continue to search for businesses like Gencor that we believe are selling at a meaningful discount to our calculated intrinsic value.  Thank you for your investment in the Intrepid Small Cap Fund.

Sincerely,
Eric Cinnamond
Small Cap Fund Portfolio Manager

Intrepid Small Cap Fund

Past performance is no guarantee of u f ture results.

The Fund is subject to special risks in cluding volatil ity and e l ss il quidit y due to investments in smalle r companies and is considered non-div ersif ied as a result of il miting its holdings to a relatively small number of positions.

Must be preceded or accompanied by a current prospectus.

The Russell 2000 Index consis ts of t h e smalle st 2,000 companies n i a group of 3,000 U.S. Companies n i h t e Russell 3000 Index, as ranked by market capita lization. You cannot n i vest directly n i an n i dex.

Lipper, Inc. is an independent mutual fund research and rating service. Lipper Rankings are based on total retu rn with div idends and distr b i utio ns reinveste d and do not n i clude the effect of a sales charge.

The Wall Street Journal (WSJ) ranking is based on Lip per data. However, h t e WSJ only considers the a l rgest class of a Fund i n their “pool” of Funds o f r any particular cate gory, whereas Lipper counts every class of a Fund as a separate ranking entity, as such, h t e number of funds i n h t e category may differ.

Free Cash Flow is a measure of financial performance calculated as operating cash flow minus capital expenditures.

Fund holdings are subject to change and are not recommendations o t buy or sell any security.

Ple ase refer to the Schedule of n I vestm ents on pages 22-25 for a complete list of fund holdings.

Opinions expressed are subject o t change, are not guaranteed and should not be considered recommendations o t buy or sell any securit y.

11/08

Intrepid Income Fund

October 15, 2008

Dear Fellow Shareholders,

The high-yield bond market was relatively stable for the majority of the year when compared to the equity markets.  From December 31, 2007, up until August 31, 2008, the Merrill Lynch High Yield Master II index fluctuated between 0% and -5%.  During the same period, the Intrepid Income Fund exhibited significantly less volatility and ended the month of August with a return of 1.55%.  Then came September.  The Merrill index fell more than 8% during the month, bringing its one-year return to -11.68%.  The Income Fund finished September with a one-year return of -0.54%, outperforming the index by 11.14%.  Due to our relatively strong performance, the Intrepid Income Fund is highly ranked (#2) among 382 funds in the Bloomberg Corporate/Preferred-High Yield classification for the one-year period ending September 30, 2008.  Our performance has also been recognized several times in recent issues of Money magazine.

Our outperformance can be partially attributed to our high quality bias.  The Merrill index was dragged down by many of the mega-yielding names such as GM, Ford, and others, many of which will undoubtedly seek bankruptcy protection.  The Intrepid Income Fund has been careful not to be enticed into owning any of these credits.  Our strategy is to seek out attractive risk-adjusted returns in solid companies that may be out of favor.  Many of the issues that are attractive to us are in boring industries.  We have found considerable value owning the debt of companies that sell, for example, household cleaning products, pet food, metal containers, and shoes.  These types of products experience relatively stable demand, which allows us to have a high degree of confidence when assessing a company’s opportunities.  The ideal target for the Intrepid Income Fund will have very little debt.  In many instances, the debt issue that the Fund owns is the only debt the company has.  Additionally, we are seeking companies that can cover their interest expense comfortably with operating income.

The Intrepid Income Fund has held fairly large amounts of cash and U.S. Treasuries since its inception.  This has contributed to our performance in the current downturn.  To be clear, these positions were never an attempt to time the market.  The simple fact is that until recently we had difficulty finding many high-yield securities that offered enough yield to compensate us for the risk of a possible recession.  Needless to say, our selectivity has paid off.  While the excess cash has contributed to our outperformance, the primary advantage is being able to acquire securities at depressed prices.  Since the end of March, cash and government bonds as a percentage of total assets have gradually decreased from 33% to less than 20%.  We are seeing myriad opportunities in the marketplace to acquire high-yield and investment-grade bonds at fire-sale prices.

Due to the recent market volatility and forced selling by many mutual funds and hedge funds, we have been able to establish positions at prices dramatically lower than what were seen in the past.  Prestige Brands, the producer of Comet cleaner as well as a number of other household brands, has been on our radar for quite some time.  The bond had remained priced around $100 for nearly a year as we tried to acquire it.  By patiently waiting, we were able to find a seller who was forced to sell, giving us the power to dictate the price.  Ultimately, the issue was acquired at $95, a sizeable discount for the bond market.  We experienced a similar occurrence while adding to an existing position, Chemed Corporation convertible bonds.  These bonds are convertible into Chemed stock, so they typically trade in the same direction as the equity.  Not surprisingly, over the last few weeks the stock had fallen pretty dramatically, and we were able to acquire the bonds for nearly 20% less than they had previously traded.  Chemed has since reported excellent earnings, and the stock has rebounded accordingly.

Market turmoil has presented us with opportunities to invest at unprecedented yields.  We are now seeing the benefits of our selectivity and patience, and today’s panic has allowed us to plant the seeds for future returns.  We would like to thank you for trusting us with your capital.

Best regards,

Jason Lazarus	Ben Franklin
Research Analyst	Research Analyst

Intrepid Income Fund

Past performance is no guarantee of future results.

The Fund is subject to special risks including volatility due to investments in high yield securities and is considered non-diversified as a result of limiting its holdings to a relatively small number of positions.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer term debt securities.

Must be preceded or accompanied by a current prospectus.

The Merrill Lynch High Yield Master II Index is Merrill Lynch’s broadest high yield index, and as such is comparable with the broad indices published by other investment banks.  You cannot invest directly in an index.

Bloomberg Rankings are derived from the returns of the fund.  A fund’s return number is generated as simple price appreciation, plus any dividends paid out by the fund.  Returns are then compared to all other funds on the system within the U.S. and to those funds that share the same objective within the U.S.

Fund holdings are subject to change and are not recommendations to buy or sell any security.

Please refer to the Schedule of Investments on pages 26-28 for a complete list of fund holdings.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

11/08

Intrepid Income Fund

October 15, 2008

Dear Fellow Shareholders,

As we close in on a full year, we can reflect back upon the first eleven months as being a very difficult period for the equity market.  For the period of October 31, 2007, through September 30, 2008, ICMCX has fallen 12.5% versus the S&P 500’s drop of 23.2%.  That outperformance became more pronounced over the last six months, in which the broad market, as measured by the S&P 500, fell 10.87%.  Over the same time, the All Cap Fund fell 2.67%.  What is causing this increasing downward pressure and anxiety in the market?  We believe that there are two primary causes, which are related to one another.  The first is the credit problem, or more accurately, the lack of credit.  The second, which can be overlooked at times, is the start of a global recession.

Towards the end of the period, the credit market continued to dramatically deteriorate to the point where the U.S. government proposed and approved a $700 billion bailout in which bad assets (many of which were formerly ‘AAA-rated’ mortgage-backed securities) would be purchased from banks.  The thinking goes that, by improving banks’ balance sheets, banks will be more willing to lend, and the current environment of cash hoarding would loosen as banks lend to one another.  The jury is still out on whether this will work.  One obvious effect of this credit crisis is the increase in market volatility.  The Chicago Board Options Exchange S&P 500 Volatility Index (or, “VIX”) traded in a range from 20 to 30 for most of the period.  Staring at the end of August, it climbed to 40 to finish the month of September as credit problems became more pronounced.  The All Cap Fund has not had exposure to banks.  What exposure we have in financials is mixed in insurance, a REIT, and an investment manager.

One interesting aspect of the current credit crisis and corresponding panic in the market is that, while large-cap stocks have fallen 11% in the third calendar quarter, the small-cap segment has held its ground.  The Russell 2000 has only fallen 1.1% from June 30th to September 30th.  Indeed, the better performers in the portfolio have come from the smaller-sized firms like Scotts Miracle Gro, Baldwin & Lyons, and Applied Signal.

Other stocks which have held their own within the portfolio include businesses with particularly high free cash flows like Kraft (ticker: KFT), Cintas (ticker: CTAS), Black & Decker (ticker: BDK), and Comcast (ticker: CMCS/A).  With all of the talk of the credit crisis, a wise investor should not forget that the U.S economy is showing signs of weakness, particularly in unemployment and consumer spending.  Businesses that do not rely heavily on borrowing and that can generate meaningful cash flows should hold up better than businesses which rely on overly optimistic growth rates or on acquisitions to grow revenues.

On the whole, the Intrepid All Cap Fund’s NAV represents a 31% discount to my estimate of the intrinsic value of the Fund’s investment holdings.  In other words, I believe the Fund’s investment portfolio is currently selling for $0.69 on the dollar.  We will attempt to add to our existing positions where we can.  As the market sells off, we are also carefully looking for new businesses to add to the portfolio which meet our criteria.  We believe that there will be further opportunities to find businesses selling at attractive valuations given the heightened volatility in equity markets.

Sincerely,

Gregory M. Estes
All Cap Fund Portfolio Manager

Intrepid All Cap Fund

Past performance is no guarantee of future results.

The Fund is subject to special risks including volatility and less liquidity due to investments in small- and mid-cap stocks and is considered non-diversified as a result of limiting its holdings to a relatively small number of positions.

Must be preceded or accompanied by a current prospectus.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as a representative of the equity market in general.  You cannot invest directly in an index.

The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. Companies in the Russell 3000 Index, as ranked by market capitalization.

The Chicago Board Options Exchange S&P 500 Volatility Index (Ticker: VIX) is constructed using the implied volatilities of a wide range of S&P 500 index options and shows the market’s expectation of 30-day volatility.

Free Cash Flow is a measure of financial performance calculated as operating cash flow minus capital expenditures.

Fund holdings are subject to change and are not recommendations to buy or sell any security.

Please refer to the Schedule of Investments on pages 29-31 for a complete list of fund holdings.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

11/08

Intrepid Funds

EXPENSE EXAMPLE (continued) September 30, 2008 (Unaudited)

  As a shareholder of the Intrepid Capital Management Funds Trust (the “Funds”), you incur ongoing costs, including management fees; distribution and/or service fees; and other expenses incurred by the Funds.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (April 1, 2008 – September 30, 2008) for the Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund and Intrepid All Cap Fund.

Actual Expenses

  The first line of the following table provides information about actual account values and actual expenses.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  To the extent that a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the following example.  The example includes, but is not limited to, management fees, shareholder servicing fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

  The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Intrepid Funds

EXPENSE EXAMPLE (continued) September 30, 2008 (Unaudited)

INTREPID CAPITAL FUND
			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2008 -
	April 1, 2008	September 30, 2008	September 30, 2008
Actual	$1,000.00	$1,001.80	$9.76
Hypothetical (5% return before expenses)	1,000.00	1,015.25	9.82
* Expenses are equal to the Fund’s annualized expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period

INTREPID SMALL CAP FUND
			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2008 -
	April 1, 2008	September 30, 2008	September 30, 2008
Actual	$1,000.00	$1,005.20	$9.78
Hypothetical (5% return before expenses)	1,000.00	1,015.25	9.82
* Expenses are equal to the Fund’s annualized expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period

INTREPID INCOME FUND
			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2008 -
	April 1, 2008	September 30, 2008	September 30, 2008
Actual	$1,000.00	$ 998.50	$6.25
Hypothetical (5% return before expenses)	1,000.00	1,018.75	6.31
* Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period

INTREPID ALL CAP FUND
			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2008 -
	April 1, 2008	September 30, 2008	September 30, 2008
Actual	$1,000.00	$ 973.30	$9.62
Hypothetical (5% return before expenses)	1,000.00	1,015.25	9.82
* Expenses are equal to the Fund’s annualized expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period

Intrepid Capital Fund

Total Return Based on a $10,000 Investment (Unaudited)

This chart assumes an initial gross investment of $10,000 made on January 3, 2005 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

S&P 500 INDEX – A capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

MERRILL LYNCH U.S . HIGH YIELD MASTER I INDEX – Merrill Lynch’s broadest high yield index, and as such is comparable with the broad indices published by other investment banks. The index return is found in the Wall Street Journal, making it very transparent for shareholders to compare the Fund to on a daily basis.

AVERAGE ANNUAL TOTAL RETURNS (for periods ended September 30, 2008)
			Since Inception
	1 Year	3 Year	(01/03/05)
Intrepid Capital Fund	-1.41%	5.23%	3.68%
S&P 500 Index	-21.98%	0.22%	1.13%
Merrill Lynch U.S. High Yield Master II Index	-11.68%	0.91%	1.24%

Intrepid Small Cap Fund

Total Return Based on a $10,000 Investment (Unaudited)

This chart assumes an initial gross investment of $10,000 made on October 3, 2005 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

RUSSELL 2000 TOTAL RETURN INDEX – An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the Russell 3000 Index.

AVERAGE ANNUAL TOTAL RETURNS (for periods ended September 30, 2008)
		Since Inception
	1 Year	(10/03/05)
Intrepid Small Cap Fund	0.74%	7.26%
Russell 2000 Total Return Index	-14.48%	1.70%

Intrepid Income Fund

Total Return Based on a $10,000 Investment (Unaudited)

This chart assumes an initial gross investment of $10,000 made on July 2, 2007 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX – Merrill Lynch's broadest high yield index, and as such is comparable with the broad indices published by other investment banks. The index return is found in the Wall Street Journal, making it very transparent for shareholders to compare the Fund to on a daily basis.

TOTAL RETURNS (for periods ended September 30, 2008)
		Since Inception
	1 Year	(07/02/07)
Intrepid Income Fund	-0.55%	0.09%
Merrill Lynch U.S. High Yield Master II Index	-11.68%	-9.20%

Intrepid All Cap Fund

Total Return Based on a $10,000 Investment (Unaudited)

This chart assumes an initial gross investment of $10,000 made on October 31, 2007 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, total return would be reduced. Past performance s i not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less t han the original cost.

S&P 500 INDEX – A capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

TOTAL RETURNS (for periods ended September 30, 2008)
				Since Inception
	1 Month	3 Month	6 Month	(10/31/07)
Intrepid All Cap Fund	-6.82%	-0.57%	-2.67%	-12.50%
S&P 500 Index	-8.91%	-8.37%	-10.87%	-23.20%

Intrepid Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total investments) September 30, 2008 (Unaudited)

INTREPID CAPITAL FUND

Components of Portfolio Holdings
Common Stock	$ 18,362,122
Convertible Bonds	523,933
Corporate Bonds	11,527,027
U.S. Treasury Obligations	3,969,207
Other Short-Term Investments	2,548,442
Total	$ 36,930,731

INTREPID SMALL CAP FUND

Components of Portfolio Holdings
Consumer Discretionary	$ 2,762,618
Consumer Staples	3,514,153
Energy	816,139
Financials	1,374,632
Health Care	450,613
Industrials	2,120,567
Information Technology	2,441,619
Materials	1,576,922
Utilities	2,039,212
Short-Term Investments	3,741,660
Total	$ 20,838,135

Intrepid Funds

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total investments) September 30, 2008 (Unaudited)

INTREPID INCOME FUND

Components of Portfolio Holdings
Convertible Bonds	$1,202,143
Corporate Bonds	20,620,033
Investment Companies	460,200
U.S. Treasury Obligations	4,334,652
Other Short-Term Investments	2,770,241
Total	$29,387,269

INTREPID ALL CAP FUND

Components of Portfolio Holdings
Consumer Discretionary	$1,431,280
Consumer Staples	764,561
Financials	945,687
Health Care	565,294
Industrials	570,428
Information Technology	906,320
Materials	75,884
Telecommunication Services	73,645
Short-Term Investments	1,385,858
Total	$6,718,957

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS September 30, 2008

COMMON STOCKS - 50.31%	Shares	Value

Aerospace & Defense - 3.18%
Applied Signal Technology, Inc.	66,795	$1,160,897
Auto Components - 1.07%
Semperit AG Holding (b)	13,265	390,295
Beverages - 2.34%
Heineken N.V. - ADR .	43,000	856,018
Capital Markets - 1.80%
Franklin Resources, Inc.	7,440	655,687
Chemicals - 1.84%
The Scotts Miracle-Gro Co.	28,375	670,785
Commercial Services & Supplies - 1.83%
Cintas Corp.	23,255	667,651
Electronic Equipment & Instruments - 0.75%
MOCON, Inc.	26,300	274,835
Food Products - 3.39%
Kraft Foods, Inc. - Class A	22,430	734,583
Sara Lee Corp.	39,740	501,916
		1,236,499
Health Care Providers & Services - 1.19%
Health Management Associates, Inc. - Class A (a)	104,780	435,885
Hotels, Restaurants & Leisure - 3.35%
International Speedway Corp. - Class A	22,940	892,595
Starbucks Corp. (a)	22,180	329,817
		1,222,412
Household Durables - 2.04%
The Black & Decker Corp.	10,790	655,493
Virco Mfg. Co.	25,524	87,547
		743,040
Household Products - 5.14%
Central Garden & Pet Co. ( a )	136,055	800,004
Oil-Dri Corporation of America	63,562	1,075,469
		1,875,473
Insurance - 6.55%
Bald win & Lyons, Inc.	30,925	741,272
Berkshire Hathaway, Inc. (a)	175	769,125
Horace Mann Educators Corp.	44,100	567,567
Travelers Companies, Inc.	6,960	314,592
		2,392,556
See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS(continued) September 30, 2008

COMMON STOCKS - 50.31% (continued)	Shares	Value

IT Services - 4.24%
Automatic Data Processing, Inc.	19,095	$816,311
Total Systems Services, Inc.	44,600	731,440
		1,547,751
Media - 3.59%
Comcast Corp.	47,840	939,099
John Wiley & Sons, Inc.	9,195	371,938
		1,311,037
Pharmaceuticals - 1.94%
Mylan Laboratories, Inc. (a)	61,970	707,697
Real Estate - 1.23%
Potlatch Corp.	9,675	448,823
Specialty Retail - 4.23%
DSW, Inc. (a)	70,065	959,891
Limited Brands	33,695	583,597
		1,543,488
Wireless Telecommunication Services - 0.61%
Telephone & Data Systems, Inc.	6,190	221,293
TOTAL COMMON STOCKS (Cost $18,895,509)		18,362,122

CONVERTIBLE BONDS - 1.44%	Principal Amount

Health Care Providers & Services - 1.44%
Chemed Corp.
1.875%, 05/15/2014	$686,000	523,933
TOTAL CONVERTIBLE BONDS (Cost $514,298)		523,933

CORPORATE BONDS - 31.58%

Building Products - 1.23%
Gibraltar Industries, Inc.
8.000%, 12/01/2015	539,000	450,065
Commercial Services & Supplies - 3.31%
Blount, Inc.
8.880%, 08/01/2012	440,000	437,800
Mobile Mini, Inc.
6.875%, 05/01/2015	294,000	255,780
Waste Management, Inc.
6.500%, 11/15/2008	514,000	514,985
		1,208,565

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS(continued) September 30, 2008

CORPORATE BONDS - 31.58% (continued)	Principal Amount	Value

Containers & Packaging - 1.99%
Norampac, Inc.
6.750%, 06/01/2013	$250,000	$187,500
Silgan Holdings, Inc.
6.750%, 11/15/2013	591,000	537,810
		725,310
Electronic Equipment & Instruments - 1.73%
Syniverse Technologies, Inc.
7.750%, 08/15/2013	684,000	632,700
Food & Staples Retailing - 0.99%
Ingles Markets, Inc.
8.875%, 12/01/2011	360,000	360,000
Health Care Providers & Services - 1.47%
Eye Care Centers of America, Inc.
10.750%, 02/15/2015	519,000	537,165
Holding Company - 1.75%
AMR Holding Co. / Emcare Holding Co.
10.000%, 02/15/2015	610,000	638,975
Hotels, Restaurants & Leisure - 1.78%
Speedway Motorsports, Inc.
6.750%, 06/01/2013	691,000	649,540
Household Products - 1.71%
Central Garden & Pet Co.
9.130%, 02/01/2013	812,000	625,240
Media - 2.93%
Echostar DBS Corp.
5.750%, 10/01/2008	691,000	691,000
Scholastic Corp.
5.000%, 04/15/2013	454,000	379,090
		1,070,090
Paper & Forest Products - 1.00%
Neenah Paper, Inc.
7.375%, 11/15/2014	461,000	365,342
Personal Products - 1.36%
Elizabeth Arden, Inc.
7.750%, 01/15/2014	543,000	494,130
Photo Equipment & Supplies - 1.41%
Da-Lite Screen Co., Inc.
9.500%, 05/15/2011	543,000	513,135

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued) September 30, 2008

CORPORATE BONDS - 31.58% (continued)	Principal Amount	Value

Real Estate - 1.41%
American Real Estate Partners
7.130%, 02/15/2013	$671,000	$513,315
Specialty Retail - 3.42%
Payless ShoeSource, Inc.
8.250%, 08/01/2013	635,000	560,387
Rent-A-Center, Inc.
7.500%, 05/01/2010	705,000	689,138
		1,249,525
Textiles, Apparel & Luxury Goods - 4.09%
Hanesbrands, Inc.
6.508%, 12/15/2014 (c)	510,000	423,300
Perry Ellis International, Inc.
8.875%, 09/15/2013	443,000	389,840
Phillips-Van Heusen
7.250%, 02/15/2011	412,000	404,790
Quiksilver, Inc.
6.875%, 04/15/2015	400,000	276,000
		1,493,930
TOTAL CORPORATE BONDS (Cost $12,459,592)		11,527,027
SHORT-TERM INVESTMENTS - 17.86%	Shares

Money Market Funds - 6.98%
AIM STIT Treasury Portfolio	719,500	719,500
Fidelity Government Portfolio I	719,500	719,500
Fidelity Money Market Portfolio	389,942	389,942
SEI Daily Income Trust Treasury Fund	719,500	719,500
		2,548,442
U.S. Treasury Bills - 10.88%	Principal Amount
U.S. Treasury Bill
0.000%, 03/05/2009	$2,000,000	1,984,832
0.000%, 03/26/2009	2,000,000	1,984,375
		3,969,207
TOTAL SHORT-TERM INVESTMENTS (Cost $6,517,649)		6,517,649
Total Investments - 101.19% (Cost $38,387,048)		36,930,731
Liabilities in Excess of Other Assets - (1.19)%		(433,207)
TOTAL NET ASSETS - 100.00%		$36,497,524

Percentages are stated as a percent of net assets.
ADR American Depositary Receipt
(a) Non Income Producing
(b) Foreign Issued Security
(c) Variable Rate Security

See notes to financial statements.

Intrepid Small Cap Fund

SCHEDULE OF INVESTMENTS September 30, 2008

COMMON STOCKS - 81.22%	Shares	Value

Aerospace & Defense - 6.10%
Applied Signal Technology, Inc.	57,320	$996,222
Ducommun, Inc.	10,600	253,128
		1,249,350
Auto Components - 2.41%
Semperit AG Holding (b)	16,815	494,747
Beverages - 6.19%
Heineken N.V. - ADR	40,585	807,942
National Beverage Corp. (a)	28,510	252,884
PepsiAmericas, Inc.	10,000	207,200
		1,268,026
Chemicals - 2.31%
Olin Corp.	16,000	310,400
The Scotts Miracle-Gro Co.	6,855	162,052
		472,452
Commercial Services & Supplies - 1.73%
Cintas Corp.	7,155	205,420
Ecology & Environment, Inc.	13,700	134,260
Superior Uniform Group, Inc.	1,500	15,630
		355,310
Communications Equipment - 3.59%
Communications Systems, Inc.	39,405	419,269
Tellabs, Inc. ( a )	77,775	315,767
		735,036
Computers & Peripherals - 1.45%
Astro-Med, Inc.	8,600	80,754
Imation Corp.	5,000	112,950
Lexmark International, Inc. (a)	3,200	104,224
		297,928
Containers & Packaging - 1.13%
Packaging Corp of America	10,000	231,800
Distributors - 0.74%
Prestige Brands Holdings, Inc. (a)	17,088	151,741
Electric Utilities - 2.20%
Portland General Electric Co.	11,300	267,358
Unitil Corp.	3,000	78,270
Westar Energy, Inc.	4,600	105,984
		451,612

See notes to financial statements.

Intrepid Small Cap Fund

SCHEDULE OF INVESTMENTS (continued) September 30, 2008

COMMON STOCKS - 81.22% (continued)	Shares	Value

Electronic Equipment & Instruments - 4.06%
MOCON, Inc.	79,606	$831,883
Energy Equipment & Services - 2.62%
Oil States International, Inc. (a)	2,600	91,910
Patterson-UTI Energy, Inc.	13,000	260,260
Unit Corp. (a)	3,700	184,334
		536,504
Food & Staples Retailing - 0.88%
Ingles Markets, Inc.	7,900	180,357
Food Products - 2.19%
Sara Lee Corp.	35,605	449,691
Gas Utilities - 5.84%
Delta Natural Gas, Inc.	20,090	514,505
Energy West, Inc.	48,748	414,358
RGC Resources, Inc.	9,437	266,973
		1,195,836
Health Care Providers & Services - 0.49%
Service Corp. International .	12,000	100,320
Hotels, Restaurants & Leisure - 5.09%
Chipotle Mexican Grill, Inc. (a)	2,000	110,980
International Speedway Corporation	15,210	591,821
Speedway Motorsports, Inc.	11,700	227,916
Vail Resorts, Inc. (a)	3,200	111,840
		1,042,557
Household Durables - 0.55%
Blount International, Inc. (a)	3,500	38,955
Virco Mfg. Corporation	21,345	73,213
		112,168
Household Products - 5.76%
Central Garden & Pet Co. ( a )	38,605	226,997
Oil-Dri Corporation of America	56,362	953,645
		1,180,642
Insurance - 4.95%
Baldwin & Lyons, Inc.	24,765	593,617
Horace Mann Educators Corp.	32,750	421,493
		1,015,110
IT Services - 0.97%
Total Systems Services, Inc.	12,105	198,522

See notes to financial statements.

Intrepid Small Cap Fund

SCHEDULE OF INVESTMENTS (continued) September 30, 2008

COMMON STOCKS - 81.22% (continued)	Shares	Value

Leisure Equipment & Products - 0.49%
JAKKS Pacific, Inc. (a)	4,000	$99,640
Machinery - 1.97%
Alamo Group, Inc.	5,000	85,250
Gencor Industries, Inc. (a)	26,240	212,019
L.B . Foster Co. a ( )	3,500	106,470
		403,739
Metals & Mining - 4.26%
Carpenter Technology	9,800	251,370
Newmont Mining Corp.	8,000	310,080
PAN American Silver Corp. (a)	14,000	311,220
		872,670
Office Electronics - 1.36%
Zebra Technologies Corp. (a)	10,000	278,500
Oil & Gas - 1.36%
Cimarex Energy Co.	2,000	97,820
St. Mary Land & Exploration Co.	5,100	181,815
		279,635
Personal Products - 1.38%
NBTY, Inc. (a)	5,000	147,600
United Guardian, Inc.	12,900	136,095
		283,695
Real Estate - 1.75%
Potlatch Corp.	7,750	359,522
Software - 0.49%
Synopsys, Inc. (a)	5,000	99,750
Specialty Retail - 3.51%
DSW, Inc. (a)	36,675	502,448
Maidenform Brands, Inc. (a)	14,975	217,287
		719,735
Textiles, Apparel & Luxury Goods - 1.49%
McRae Industries, Inc.	17,514	305,619
Water Utilities - 1.91%
Middlesex Water Co.	22,425	391,765
TOTAL COMMON STOCKS (Cost $17,331,286)		16,645,862

See notes to financial statements.

Intrepid Small Cap Fund

SCHEDULE OF INVESTMENTS (continued) September 30, 2008

CONVERTIBLE BONDS - 2.20%	Principal Amount	Value

Health Care Providers & Services - 2.20%
Chemed Corp.
1.875%, 05/15/2014	$590,000	$450,613
TOTAL CONVERTIBLE BONDS (Cost $447,035)		450,613

SHORT-TERM INVESTMENTS - 18.26%	Shares

Money Market Funds - 3.67%
Fidelity Government Portfolio I	353,853	353,853
SEI Daily Income Trust Treasury Fund	399,000	399,000
		752,853
U.S. Treasury Bills - 14.59%	Principal Amount
U.S. Treasury Bill
0.000%, 12/18/2008	$3,000,000	2,988,807
TOTAL SHORT-TERM INVESTMENTS (Cost $3,741,660)		3,741,660
Total Investments - 101.68% (Cost $21,519,981)		20,838,135
Liabilities in Excess of Other Assets - (1.68)%		(344,432)
TOTAL NET ASSETS - 100.00%		$20,493,703

Percentages are stated as a percent of net assets.
ADR American Depositary Receipt
(a) Non Income Producing
(b) Foreign Issued Security

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS September 30, 2008

CONVERTIBLE BONDS - 4.18%	Principal Amount	Value

Health Care Providers & Services - 4.18%
Chemed Corp.
1.875%, 05/15/2014	$1,574,000	$1,202,143
TOTAL CONVERTIBLE BONDS (Cost $1,179,037)		1,202,143

CORPORATE BONDS - 71.74%

Building Products - 2.76%
Gibraltar Industries, Inc.
8.000%, 12/01/2015	951,000	794,085
Commercial Services & Supplies - 8.72%
Blount, Inc.
8.880%, 08/01/2012	889,000	884,555
Mobile Mini, Inc.
6.875%, 05/01/2015	553,000	481,110
Waste Management, Inc.
6.500%, 11/15/2008	1,138,000	1,140,180
		2,505,845
Containers & Packaging - 5.18%
Norampac, Inc.
6.750%, 06/01/2013	660,000	495,000
Silgan Holdings, Inc.
6.750%, 11/15/2013	1,091,000	992,810
		1,487,810
Electronic Equipment & Instruments - 3.24%
Syniverse Technologies, Inc.
7.750%, 08/15/2013	1,006,000	930,550
Food & Staples Retailing - 2.22%
Ingles Markets, Inc.
8.875%, 12/01/2011	637,000	637,000
Health Care Providers & Services - 3.86%
LFS-Merger Sub, Inc.
10.750%, 02/15/2015	1,072,000	1,109,520
Holding Company - 3.33%
AMR Holding Co. / Emcare Holding Co.
10.000%, 02/15/2015	915,000	958,463
Hotels, Restaurants & Leisure - 3.75%
Speedway Motorsports, Inc.
6.750%, 06/01/2013	1,146,000	1,077,240

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued) September 30, 2008

CORPORATE BONDS - 71.74% (continued)	Principal Amount	Value

Household Products - 3.71%
Central Garden & Pet Co.
9.130%, 02/01/2013	$1,384,000	$1,065,680
Media - 5.66%
Echostar DBS Corp.
5.750%, 10/01/2008	733,000	733,000
Scholastic Corp.
5.000%, 04/15/2013	1,071,000	894,285
		1,627,285
Paper & Forest Products - 2.76%
Neenah Paper, Inc.
7.375%, 11/15/2014	1,000,000	792,500
Personal Products - 3.64%
Elizabeth Arden, Inc.
7.750%, 01/15/2014	1,149,000	1,045,590
Photo Equipment & Supplies - 3.03%
Da-Lite Screen Co., Inc.
9.500%, 05/15/2011	923,000	872,235
Real Estate - 2.19%
American Real Estate Partners
7.130%, 02/15/2013	824,000	630,360
Specialty Retail - 7.92%
Brown Shoe Company, Inc.
8.750%, 05/01/2012	517,000	501,490
Payless ShoeSource, Inc.
8.250%, 08/01/2013	875,000	772,187
Rent-A-Center, Inc.
7.500%, 05/01/2010	1,027,000	1,003,893
		2,277,570
Textiles, Apparel & Luxury Goods - 9.77%
Hanesbrands, Inc.
6.508%, 12/15/2014 (a)	1,012,000	839,960
Perry Ellis International, Inc.
8.875%, 09/15/2013	1,018,000	895,840
Phillips-Van Heusen
7.250%, 02/15/2011	600,000	589,500
Quiksilver, Inc.
6.875%, 04/15/2015	700,000	483,000
		2,808,300
TOTAL CORPORATE BONDS (Cost $22,024,973)		20,620,033

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued) September 30, 2008

INVESTMENT COMPANIES - 1.60%	Shares	Value

Investment Companies - 1.60%
Nuveen Floating Rate Income	60,000	$ 460,200
TOTAL INVESTMENT COMPANIES (Cost $607,842)		460,200

SHORT-TERM INVESTMENTS - 24.72%

Money Market Funds - 9.64%
AIM STIC Prime Portfolio	444,241	444,241
AIM STIT Treasury Portfolio	581,500	581,500
Fidelity Government Portfolio I	581,500	581,500
Fidelity Money Market Portfolio	581,500	581,500
SEI Daily Income Trust Treasury Fund	581,500	581,500
		2,770,241

U.S. Treasury Bills - 15.08%	Principal Amount
U.S. Treasury Bill
0.000%, 10/23/2008	$4,339,000	4,334,652
TOTAL SHORT-TERM INVESTMENTS (Cost $7,104,893)		7,104,893
Total Investments - 102.24% (Cost $30,916,745)		29,387,269
Liabilities in Excess of Other Assets - (2.24)%		(644,470)
TOTAL NET ASSETS - 100.00%		$28,742,799

Percentages are stated as a percent of net assets.
(a) Variable Rate Security

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued) September 30, 2008

COMMON STOCKS - 82.10%	Shares	Value

Aerospace & Defense - 4.54%
Applied Signal Technology, Inc.	16,335	$283,902
Beverages - 2.41%
Heineken N.V. - ADR	7,575	150,799
Capital Markets - 4.00%
Franklin Resources, Inc.	2,835	249,849
Chemicals - 1.21%
The Scotts Miracle-Gro Co.	3,210	75,884
Commercial Services & Supplies - 4.58%
Cintas Corp.	9,980	286,526
Communications Equipment - 1.7 7%
Tellabs, Inc. ( a )	27,265	110,696
Computers & Peripherals - 3.32%
Dell , Inc. (a)	12,585	207,401
Food Products - 8.93%
Kraft Foods, Inc. - Class A	8,925	292,294
Sara Lee Corp.	21,030	265,609
		557,903
Health Care Providers & Services - 1.85%
Health Management Associates, Inc. - Class A (a)	27,725	115,336
Hotels, Restaurants & Leisure - 7.05%
International Speedway Corp. - Class A	4,970	193,382
Starbucks Corp. (a)	16,640	247,437
		440,819
Household Durables - 4.75%
The Black & Decker Corp.	3,490	212,017
Fisher & Paykel Appliances Holdings Ltd. (b)	79,000	84,581
		296,598
Household Products - 0.89%
Central Garden & Pet Co. (a)	9,500	55,860
Insurance - 8.90%
Bald win & Lyons, Inc.	6,740	161,558
Horace Mann Educators Corp.	17,620	226,769
Travelers Companies, Inc.	2,910	131,532
XL Capital Ltd.	2,013	36,113
		555,972

See notes to financial statements.

Intrepid All Cap Fund

SCHEDULE OF INVESTMENTS (continued) September 30, 2008

COMMON STOCKS - 82.10% (continued)	Shares	Value

IT Services - 9.41%
Automatic Data Processing, Inc.	8,385	$358,459
Total Systems Services, Inc.	14,010	229,764
		588,223

Media - 5.98%
Comcast Corp.	12,735	249,988
John Wile y & Sons, Inc.	3,060	123,777
		373,765

Pharmaceuticals - 3.97%
Mylan, Inc. (a)	21,745	248,328

Real Estate - 2.24%
Potlatch Corp.	3,015	139,866

Specialty Retail - 5.12%
DSW, Inc. (a)	9,730	133,301
Limited Brands	10,785	186,796
		320,097

Wireless Telecommunication Services - 1.18%
Tele phone & Data Systems, Inc.	2,060	73,645
TOTAL COMMON STOCKS (Cost $5,815,204)		5,131,469

CONVERTIBLE BONDS - 3.23%	Principal Amount	Value

Health Care Providers & Services - 3.23%
Chemed Corp.
1.875%, 05/15/2014	$264,000	201,630
TOTAL CONVERTIBLE BONDS (Cost $200,029)		201,630

SHORT-TERM INVESTMENTS - 22.17%	Shares

Money Market Funds - 8.57%
AIM STIC Prime Portfolio	19,179	$19,179
AIM STIT Treasury Portfolio	129,200	129,200
Fidelity Government Portfolio I	129,200	129,200
Fidelity Money Market Portfolio	129,200	129,200
SEI Daily Income Trust Treasury Fund	129,200	129,200
		535,979

See notes to financial statements.

Intrepid All Cap Fund

SCHEDULE OF INVESTMENTS (continued) September 30, 2008

SHORT-TERM INVESTMENTS - 22.17% (continued)	Shares	Value

U.S. Treasury Bills - 13.60%
U.S. Treasury Bill
0.000%, 12/04/2008	$355,000	$353,785
0.000%, 03/26/2009	500,000	496,094
		849,879
TOTAL SHORT-TERM INVESTMENTS (Cost $1,385,858)		1,385,858
Total Investments - 107.50% (Cost $7,401,091)		6,718,957
Liabilities n i Excess of Other Assets - (7.50)%		(468,664)
TOTAL NET ASSETS - 100.00%		$6,250,293

Percentages are stated as a percent of net assets.
ADR American Depositary Receipt
(a) Non Income Producing
(b) Foreign Issued Security

See notes to financial statements.

Intrepid Funds

STATEMENT OF ASSETS AND LIABILITIES September 30, 2008

	Intrepid	Intrepid Small	Intrepid	Intrepid All
	Capital Fund	Cap Fund	Income Fund	Cap Fund
ASSETS:
Investments, at market value (Cost $38,387,048,
$21,519,981, $30,916,745 and
$7,401,091, respectively)	$36,930,731	$20,838,1 35	$29,387,269	$6,718,957
Cash	3,971	448	—	1,997
Income receivable	275,121	15,213	466,383	11,593
Receivable for fund shares sold	66,610	—	—	—
Receivable for investment securities sold	—	116,551	—	—
Other assets	8,561	9,552	10,397	7,413
Total assets	37,284,994	20,979,899	29,864,049	6,739,960

LIABILITIES:
Payable for fund shares redeemed	93,524	2,000	423,902	392,425
Payable for investment securities purchased	575,269	436,882	644,962	70,143
Payable to Investment Adviser	41,780	15,821	13,140	1,696
Payable to Custodian	1,187	1,257	816	670
Accrued expenses	75,710	30,236	38,430	24,733
Total liabilities	787,470	486,196	1,121,250	489,667
Total net assets	$36,497,524	$20,493,703	$28,742,799	$6,250,293

NET ASSETS CONSIST OF:
Capital stock	$37,186,570	$20,476,193	$30,382,915	$7,022,520
Accumulate d undistributed
net investment income	—	47,2 20	39,741	2,712
Accumulate d undistributed net realized
gain (loss) on investments	767,271	652,1 36	(150,381)	(92,805)
Unrealized depreciation on investments	(1,456,317)	(681,846)	(1,529,476)	(682,134)
Total net assets	$36,497,524	$20,493,703	$28,742,799	$6,250,293

Shares outstanding (unlimited shares
of no par value authorized)	3,774,498	1,766,9 78	3,049,244	714,787

Net asset value, offering and
redemption price per share	$9.67	$11.60	$9.43	$8.74

See notes to financial statements.

Intrepid Funds

STATEMENT OF OPERATIONS For the year ended September 30, 2008

	Intrepid	Intrepid Small	Intrepid	Intrepid All
	Capital Fund	Cap Fund	Income Fund	Cap Fund(1)
INVESTMENT INCOME:
Dividend income (Net of withholding tax of $0,
$0, $0 and $1,296, respectively)	$349,744	$202,8 93	$3,944	$96,779
Interest income	953,918	128,946	1,661,502	27,519
Total investment income	1,303,662	331,839	1,665,446	124,298

Advisory fees	348,316	131,663	200,435	56,885
Distribution (12b-1) fees	87,079	32,916	66,812	14,222
Shareholder servicing fees and expenses	40,156	23,744	29,749	20,270
Administration fees	34,110	33,044	33,378	29,883
Fund accounting fees	32,415	13,087	24,802	5,905
Professional fees	30,734	31,077	31,858	29,977
Federal and state registration	17,220	16,712	18,743	5,082
Insurance	13,559	2,307	5,492	1,483
Custody fees	6,526	9,130	4,096	2,565
Trustees fees and expenses	5,685	2,410	5,358	1,222
Reports to shareholders	4,111	2,497	5,726	1,305
Compliance fees	2,998	1,330	2,413	585
Miscellaneous	827	749	884	649
Total expenses before Adviser reimbursement	623,736	300,666	429,746	170,033
Expenses recouped (reimbursed) by Adviser	55,465	(43,926)	(95,693)	(59,107)
Net expenses	679,201	256,740	334,053	110,926
Net investment income	624,461	75,099	1,331,393	13,372

NET REALIZED AND UNREALIZED
LOSS ON INVESTMENTS:
Net realized gain (loss) on investments	762,052	699,051	(139,196)	(96,299)
Net change in unrealized
depreciation on investments	(1,953,983)	(859,101)	(1,391,025)	(682,134)
Net realized and unrealized
loss on investments	(1,191,931)	(160,050)	(1,530,221)	(778,433)
Net decrease in net assets
resulting from operations	$(567,470)	$(84,951)	$(198,828)	$(765,061)

(1) For the period October 31, 2007 (commencement of operations) through September 30, 2008.

See notes to financial statements.

Intrepid Capital Fund

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2008	September 30, 2007
OPERATIONS:
Net investment income	$624,461	$1,373,796
Net realized gain on investments	762,052	2,147,204
Net change in unrealized depreciation on investments	(1,953,983)	(715,175)
Net increase (decrease) in net assets resulting from operations	(567,470)	2,805,825

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(618,994)	(1,371,300)
From net realized gain	(1,866,102)	(501,666)
Total distributions	(2,485,096)	(1,872,966)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	8,780,113	8,817,856
Proceeds from shares issued to
holders in reinvestment of dividends	2,417,678	1,866,036
Cost of shares redeemed(1)	(5,129,315)	(5,980,346)
Net increase in net assets from capital share transactions	6,068,476	4,703,546

TOTAL INCREASE IN NET ASSETS	3,015,910	5,636,405

NET ASSETS:
Beginning of period	33,481,614	27,845,209
End of period (including undistributed net
investment income of $0 and $3,365)	$36,497,524	$33,481,614

(1) Net of redemption fees of $1,064 and $127, respectively.

See notes to financial statements.

Intrepid Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended	Year Ended
	September 30, 2008	September 30, 2007
OPERATIONS:
Net investment income	$75,099	$52,575
Net realized gain on investments	699,051	229,158
Net change in unrealized appreciation
(depreciation) on investments	(859,101)	109,385
Net increase (decrease) in net assets resulting from operations	(84,951)	391,118

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(65,144)	(7,376)
From net realized gain	(260,141)	—
Total distributions	(325,285)	(7,376)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	17,403,351	3,764,617
Proceeds from shares issued to
holders in reinvestment of dividends	325,063	7,376
Cost of shares redeemed(1)	(2,211,163)	(761,948)
Net increase in net assets from capital share transactions	15,517,251	3,010,045

TOTAL INCREASE IN NET ASSETS	15,107,015	3,393,787

NET ASSETS:
Beginning of period	5,386,688	1,992,901
End of period (including undistributed net
investment income of $47,220 and $45,169)	$20,493,703	$5,386,688

(1) Net of redemption fees of $324 and $349, respectively.

See notes to financial statements.

Intrepid Income Fund

STATEMENT OF CHANGES IN NET ASSETS (continued)

		July 2, 2007(1)
	Year Ended	through
	September 30, 2008	September 30, 2007
OPERATIONS:
Net investment income	$1,331,393	$288,505
Net realized loss on investments	(139,196)	—
Net change in unrealized depreciation on investments	(1,391,025)	(138,451)
Net increase (decrease) in net assets resulting from operations	(198,828)	150,054

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,304,495)	(275,658)
From net realized gain	(11,189)	—
Total distributions	(1,315,684)	(275,658)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	9,380,735	21,722,314
Proceeds from shares issued to
holders in reinvestment of dividends	1,315,684	275,658
Cost of shares redeemed	(2,311,476)	—
Net increase in net assets from capital share transactions	8,384,943	21,997,972

TOTAL INCREASE IN NET ASSETS	6,870,431	21,872,368

NET ASSETS:
Beginning of period	21,872,368	—
End of period (including undistributed net
investment income of $39,741 and $12,847)	$28,742,799	$21,872,368

(1) Commencement of Operations.

See notes to financial statements.

Intrepid All Cap Fund

STATEMENT OF CHANGES IN NET ASSETS (continued)

October 31, 2007(1)
through
September 30, 2008
OPERATIONS:
Net investment income	$13,372
Net realized loss on investments	(96,299)
Net change in unrealized depreciation on investments	(682,134)
Net decrease in net assets resulting from operations	(765,061)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(7,166)
Total distributions	(7,166)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	8,804,233
Proceeds from shares issued to holders in reinvestment of dividends	7,166
Cost of shares redeemed	(1,788,879)
Net increase in net assets from capital share transactions	7,022,520

TOTAL INCREASE IN NET ASSETS	6,250,293

NET ASSETS:
Beginning of period	—
End of period (including undistributed net investment income of $2,712)	$6,250,293

(1) Commencement of Operations.

See notes to financial statements.

Intrepid Capital Fund

FINANCIAL HIGHLIGHTS

Per share data for a share of capital stock outstanding for t h e entire period and selected information for the period are as follows:

					January 3, 2005(1)
					through
	Year Ended September 30,				September 30,
	2008	2007		2006	2005
NET ASSET VALUE:
Beginning of period	$10.55	$10.18		$9.76	$10.00
OPERATIONS:
Net investment income(2)	0.18	0.47		0.19	0.07
Net realized and unrealized
gain ( loss) on investment securities	(0.30)	0.55		0.52	(0.24	)4 ( )
Total from operations	(0.12)	1.02		0.71	(0.17)
LESS DISTRIBUTIONS:
From net investment income	(0.18)	(0.47)		(0.19)	(0.07)
From net realized gains	(0.58)	(0.18)		(0.10)	0.00
Total distributions	(0.76)	(0.65)		(0.29)	(0.07)
NET ASSET VALUE:
End of period	$9.67	$10.55		$10.18	$9.76
Total return	(1.41)%	10.10%		7.34%	(1.74	)%(5)
Net assets at end of period
(000s omitted)	$36,498	$33,482		$27,845	$26,586
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement /recapture	1.79%	1.95%		2.08%	3.08	%(6)
After expense
reimbursement /recapture	1.95%	1.95	%(3)	1.95%	1.95	%(6)
RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement /recapture	1.95%	4.35%		1.76%	0.35	%(6)
After expense
reimbursement /recapture	1.79%	4.35	%(3)	1.89%	1.48	%(6)
Portfolio turnover rate	86%	40%		24%	25%

(1) Commencement of Operations.
(2) Net investment in come per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to –tax differences.
(3) The recouped amount is less than 0.1%.
(4) The amount shown may not correlate with aggregate gains and losses of portfolio securities due to the timing of subscriptions and Redemptions of Fund shares.
(5) Not annualized.
(6) Annualized.

See notes to financial statements.

Intrepid Small Cap Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for t h e entire period and selected information for the period are as follows:

			October 3, 2005(1)
	Year Ended		through
	September 30,		September 30,
	2008	2007	2006
NET ASSET VALUE:
Beginning of period	$12.04	$10.37	$10.00
OPERATIONS:
Net investment income(2)	0.04	0.14	0.14
Net realized and unrealized gain
on investment securities	0.07	1.57	0.37
Total from operations	0.11	1.71	0.51
LESS DISTRIBUTIONS:
From net investment income	(0.11)	(0.04)	(0.14)
From net realized gains	(0.44)	0.00	0.00
Total distributions	(0.55)	(0.04)	(0.14)
NET ASSET VALUE:
End of period	$11.60	$12.04	$10.37
Total return	0.74%	16.46%	5.14	%(3)
Net assets at end of period (000s omitted)	$20,494	$5,387	$1,993
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before expense reimbursement	2.28%	4.80%	7.88	%(4)
After expense reimbursement	1.95%	1.95%	1.95	%(4)
RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS:
Before expense reimbursement	0.24%	(1.27)%	(4.12	)%(4)
After expense reimbursement	0.57%	1.58%	1.81	%(4)
Portfolio turnover rate	159%	126%	22%

(1) Commencement of Operations.
(2) Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to -tax differences.
(3) Not annualized.
(4) Annualized.

See notes to financial statements.

Intrepid Income Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for t h e entire period and selected information for the period are as follows:

		July 2, 2007(1)
	Year Ended	through
	September 30,	September 30,
	2008	2007
NET ASSET VALUE:
Beginning of period	$9.94	$10.00
OPERATIONS:
Net investment income(2)	0.46	0.13
Net realized and unrealized loss on investment securities	(0.51)	(0.06)
Total from operations	(0.05)	0.07
LESS DISTRIBUTIONS:
From net investment income	(0.46)	(0.13)
From net realized gains	0.00 (5)	0.00
Total distributions	(0.46)	(0.13)
NET ASSET VALUE:
End of period	$9.43	$9.94
Total return	(0.55)%	0.67	%(3)
Net assets at end of period (000s omitted)	$28,743	$21,872
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before expense reimbursement	1.61%	2.19	%(4)
After expense reimbursement	1.25%	1.25	%(4)
RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS:
Before expense reimbursement	4.62%	4.51	%(4)
After expense reimbursement	4.98%	5.45	%(4)
Portfolio turnover rate	44%	12%

(1) Commencement of Operations.
(2) Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to –tax differences.
(3) Not annualized.
(4) Annualized.
(5) The amount represents less than $0.01 per share.

See notes to financial statements.

Intrepid All Cap Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for t h e entire period and selected information for the period are as follows:

	October 31, 2007(1)
	through
	September 30, 2008
NET ASSET VALUE:
Beginning of period	$10.00
OPERATIONS:
Net investment income(2)	0.02
Net realized and unrealized loss on investment securities	(1.27)
Total from operations	(1.25)
LESS DISTRIBUTIONS:
From net investment income	(0.01)
Total distributions	(0.01)
NET ASSET VALUE:
End of period	$8.74
Total return	(12.50	)% (3)
Net assets at end of period (000s omitted)	$6,250
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before expense reimbursement	2.99	%(4)
After expense reimbursement	1.95	%(4)
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before expense reimbursement	(0.80	)%(4)
After expense reimbursement	0.24	%(4)
Portfolio turnover rate	85%

(1) Commencement of Operations.
(2) Net investment income per share is calculated using h t e ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(3) Not annualized.
(4) Annualized.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2008

1.	Organization

  Intrepid Capital Management Funds Trust (the “Trust”), was organized as a Delaware Statutory Trust on August 27, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  At September 30, 2008, the Trust consisted of four series (the “Funds”): Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund and Intrepid All Cap Fund.  The Intrepid Capital Fund commenced operations on January 3, 2005, the Intrepid Small Cap Fund commenced operations on October 3, 2005, the Intrepid Income Fund commenced operations on July 2, 2007 and the Intrepid All Cap Fund commenced operations on October 31, 2007.

2.	Significant Accounting Policies

  The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”).

Valuation of Securities

  The Funds’ securities that are listed on national securities exchanges are valued at the last sales price on the securities exchange on which such securities are primarily traded.  Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market (collectively “Nasdaq traded securities”) are valued at the Nasdaq Official Closing Price (“NOCP”).  Exchange-traded securities for which there were no transactions and Nasdaq traded securities for which there is no NOCP are valued at the most recent bid price.  Other securities are valued by an independent pricing service at the most recent bid price, if market quotations are readily available.  Short-term investments are stated at amortized cost, which approximates fair value.  The valuation of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity quality, general market conditions or an appropriate matrix utilizing similar factors.  Any securities for which there are no readily available market quotations will be valued at estimated fair value as determined in good faith by the Board of Trustees.

Use of Estimates

  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Foreign Currency Transactions

  The books and records are maintained in U.S. dollars.  Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities and income and expenses) are translated into U.S. dollars at the current rate of exchange.  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Securities Transactions and Investment Income

  The Funds record security transactions based on trade date.   Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Net realized gains or losses are determined using the identified cost method.

Distribution to Shareholder Policy

  Dividends from net investment income, if any, are declared and paid quarterly.  Distributions of net realized capital gains, if any, are declared and paid at least annually.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued) September 30, 2008

Organization and Offering Costs

  Organization and offering costs consist of costs incurred to establish the Trust and enable it legally to do business.  These expenses were paid by the Adviser.  Prepaid initial registration expenses are deferred over the period of benefit not to exceed twelve months.

Federal Income Taxes

  The Funds comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from Federal income taxes.

New Accounting Pronouncements

  In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements.  FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  At September 30, 2008, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the statement of operations for a fiscal period.

  In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") was issued and is effective for fiscal years beginning after November 15, 2008.  SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.  Management is currently evaluating the implications of SFAS 161. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

3.	Investment Adviser

  The Trust has an Investment Advisory Agreement (the “Agreement”) with Intrepid Capital Management, Inc. (the “Adviser”), with whom certain officers and Trustees of the Trust are affiliated, to furnish investment advisory services to the Funds.  Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services on the Intrepid Capital Fund, Intrepid Small Cap Fund and Intrepid All Cap Fund at the annual rate of 1.00% on the first $500 million of average daily net assets and 0.80% on the Fund’s average daily net assets in excess of $500 million, and on Intrepid Income Fund at the annual rate of 0.75% of average daily net assets.

  For the Intrepid Capital Fund and Intrepid Small Cap Fund, the Adviser has agreed to waive, through September 2008, and for the Intrepid All Cap Fund, the Adviser has agreed to waive, through September 2009, its management fee and/or reimburse the other expenses of the Funds, including organization expense, to the extent necessary to ensure that each Fund’s operating expenses do not exceed 1.95% of the Fund’s average daily net assets.  For the Intrepid Income Fund, the Adviser has agreed to waive, through September 2008, its management fee and/or reimburse the other expenses of the Fund, including organization expense, to the extent necessary to ensure that the Fund’s operating expenses do not exceed 1.25% of the Fund’s average daily net assets.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses on a monthly basis during the fiscal year are less than the respective expense cap limitations, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.  Waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued) September 30, 2008

		Year of Expiration
	9/30/09	9/30/10	9/30/11
Intrepid Capital Fund	$35,995	$ 5,936	$ —
Intrepid Small Cap Fund	83,916	95,022	43,926
Intrepid Income Fund	—	49,671	95,693
Intrepid All Cap Fund	—	—	59,107

4.	DISTRIBUTION PLAN

  The Trust, on behalf of the Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Funds may reimburse the Funds’ distributor or others at an annual rate of up to 0.25% of the average daily net assets of the Funds.

  Quasar Distributors, LLC serves as the distributor to the Funds.  Quasar Distributors, LLC is an affiliated company of U.S. Bank, N.A.

5.	INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities (excluding short-term securities) by the Funds for t h e period ended September 30, 2008 were as follows:

	Non-U.S.	Government	U.S. Government
	Purchases	Sales	Purchases	Sales
Intrepid Capital Fund	$23,741,638	$20,997,295	$3,077,600	$5,887,112
Intrepid Small Cap Fund	27,577,968	13,692,862	—	—
Intrepid Income Fund	13,292,467	5,846,634	1,722,509	2,641,000
Intrepid All Cap Fund	9,900,664	3,792,050	299,906	300,076

6.	CAPITAL SHARE TRANSACTIONS

Intrepid Capital Fund
	Year Ended	Year Ended
	September 30, 2008	September 30, 2007
Shares sold	864,374	824,620
Shares issued to holders in reinvestment of dividends	239,365	176,268
Shares redeemed	(503,531)	(562,478)
Net increase in shares	600,208	438,410
Shares outstanding:
Beginning of period	3,174,290	2,735,880
End of period	3,774,498	3,174,290

Intrepid Small Cap Fund
	Year Ended	Year Ended
	September 30, 2008	September 30, 2007
Shares sold	1,479,977	319,392
Shares issued to holders in reinvestment of dividends	26,931	644
Shares redeemed	(187,349)	(64,710)
Net increase in shares	1,319,559	255,326
Shares outstanding:
Beginning of period	447,419	192,093
End of period	1,766,978	447,419

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued) September 30, 2008

Intrepid Income Fund
	Year Ended	Period Ended
	September 30, 2008	September 30, 2007(1)
Shares sold	955,368	2,171,682
Shares issued to holders in reinvestment of dividends	135,972	27,732
Shares redeemed	(241,510)	—
Net increase in shares	849,830	2,199,414
Shares outstanding:
Beginning of period	2,199,414	—
End of period	3,049,244	2,199,414
(1) Fund commenced operations on July 2, 2007.

Intrepid All Cap Fund
Period Ended
September 30, 2008(2)
Shares sold	909,618
Shares issued to holders in reinvestment of dividends	754
Shares redeemed	(195,585)
Net i ncrease in shares	714,787
Shares outstanding:
Beginning of period	—
End of period	714,787
(2) Fund commenced operations on October 31, 2007.

7.	FEDERAL INCOME TAX INFORMATION

The tax components of distributions paid during the fiscal period ended September 30, 2008 are as follows:

	September 30, 2008		September 30, 2007
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
Intrepid Capital Fund	$957,818	$1,527,278	$1,388,364	$484,602
Intrepid Small Cap Fund	294,760	30,525	7,376	—
Intrepid Income Fund	1,315,684	—	275,658	—
Intrepid All Cap Fund	7,166	—	—	—

  The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended September 30, 2008.

  Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended September 30, 2008, the following table shows the reclassifications made:

	Accumulated	Undistributed
	Net Reali zed	Net Investment	Paid-in
	Gains/Losses	Income/Loss	Capital
Intrepid Capital Fund	8,845	(8,845)	—
Intrepid Small Cap Fund	7,905	(7,904)	(1)
Intrepid Income Fund	4	(4)	—
Intrepid All Cap Fund	3,494	(3,494)	—
The permanent differences primarily relate to Real Estate Investment Trust (REIT) adjustments with differing book and tax methods for accounting.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued) September 30, 2008

As of September 30, 2008, the cost of investments, gross unrealized appreciation and depreciation of investments and distributable income for tax purposes were as follows:

	Intrepid	Intrepid	Intrepid	Intrepid
	Capital Fund	Small Cap Fund	Income Fund	All Cap Fund
Cost of investments	$38,387,049	$21,537,953	$30,916,744	$7,406,513
Unrealized appreciation	$1,549,984	$658,913	$36,928	$197,115
Unrealized depreciation	(3,006,301)	(1,358,732)	(1,566,404)	(884,671)
Net unrealized appreciation (depreciation)	$(1,456,317)	$(699,819)	$(1,529,476)	$(687,556)
Undistributed ordinary income	$—	$578,294	$39,741	$3,061
Undistributed long-term capital gain	$767,271	139,034	—	—
Distributable income	$767,271	$717,328	$39,741	$3,061
Other accumulated losses	—	—	(150,381)	(87,732)
Total accumulate d earnings (losses)	$(689,046)	$17,509	$(1,640,116)	$(772,227)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, Section 1256 Mark to Market, and partnership adjustments.

At September 30, 2008, Intrepid Income Fund had a post-October capital loss of $150,381 and Intrepid All Cap Fund had a post-October capital loss of $87,383 and currency loss of $349.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required as of the date of the last Net Asset Value (“NAV”) calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The portfolios have adopted FIN 48 and as of September 30, 2008, the portfolios did not have any tax positions that did not meet the “more-likely-than-not threshold” of being sustained by the applicable tax authority.

Intrepid Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and
Board of Trustees of
Intrepid Capital Management Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Intrepid Capital Management Funds Trust, comprised of Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund, and Intrepid All Cap Fund (collectively, the “Funds”) as of September 30, 2008, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated therein.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Intrepid Capital Management Trust Funds as of September 30, 2008, the results of their operations, the changes in their net assets and the financial highlights for the respective periods indicated in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, WI
November 28, 2008

Intrepid Funds

ADDITIONAL INFORMATION September 30, 2008 (Unaudited)

Disclosure Regarding Fund Trustees and Officers
# of
		Term of		Portfolios
		Office and		in Fund	Other
	Position(s)	Length		Complex	Director/
	Held with	of Time	Principal Occupation	Overseen	Trustee
Name, Age and Address	the Trust	Served	During Past Five Years	by Trustee	Positions
Independent Trustees
Roy F. Clarke, 68	Trustee	Indefinite	Retired dentist and private	4	None
c/o Intrepid Capital		Term	investor (2001-present).
Management Funds Trust		since
3652 South Third Street, Suite 200		November
Jacksonville Beach, FL 32250		2004

Peter R. Osterman, 60	Trustee	Indefinite	Chief Financial Officer,	4	None
c/o Intrepid Capital		Term	W&O Supply, Inc. (a
Management Funds Trust		since	distribution company)
3652 South Third Street, Suite 200		November	(2001-present).
Jacksonville Beach, FL 32250		2004

Ed Vandergriff, 59	Trustee	Indefinite	President, Development	4	None
c/o Intrepid Capital		Term	Catalysts (a real estate
Management Funds Trust		since	finance and development
3652 South Third Street, Suite 200		November	company) (2000-present).
Jacksonville Beach, FL 32250		2004

Interested Trustees
Mark F. Travis, 46	Trustee	Indefinite	President, Intrepid Capital	4	None
c/o Intrepid Capital	and	Term	Management Inc. (1995-
Management Funds Trust	President	since	present); Chief Executive
3652 South Third Street, Suite 200		November	Officer, Intrepid Capital
Jacksonville Beach, FL 32250		2004	Management Inc. (2003-
present).

Officers
Donald White, 47	Treasurer	Indefinite	Chief Financial Officer,	N/A	N/A
c/o Intrepid Capital	and	Term	Intrepid Capital Management
Management Funds Trust	Secretary	since	Inc. ( 2003-present).
3652 South Third Street, Suite 200		November
Jacksonville Beach, FL 32250		2004

The Statement of Additional information includes additional information about the Fund’s Trustees and is available free of charge upon request by calling the Fund toll free at 1.866.996.3863.

Intrepid Funds

ADDITIONAL INFORMATION (continued) September 30, 2008 (Unaudited)

Shareholder Notification of Federal Tax Status

The Intrepid Capital Fund and Intrepid Small Cap designate $1,526,231 (100%) and $30,525 (100%), respectively, of total distributions paid during the fiscal year ended September 30, 2008 as net capital gain distributions eligible for long-term capital gain rates for individual shareholders.

The Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund and Intrepid All Cap Fund designate 53.74%, 27.90%, 0.29% and 100.00%, respectively, of their ordinary income distributions for the period ended September 30, 2008, as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

For the period ended September 30, 2008, 54.2%, 26.3%, 0.3% and 100.0% of Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund and Intrepid All Cap Fund dividends paid from net ordinary income, respectively, qualify for the dividends received deduction available to corporate shareholders.

Additional Information Applicable to Foreign Shareholders Only

The Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund and Intrepid All Cap Fund hereby designate 63.18%, 16.96%, 100.00% and 22.71%, respectively, of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

The Intrepid Capital Fund, Intrepid Small Cap Fund and Intrepid Income Fund hereby designate 35.45%, 77.90% and 0.85%, respectively, of their ordinary income distributions as short-term capitalization distributions under Internal Revenue Code Section 871(k)(2)(c).

Availability of Quarterly Portfolio Holdings Schedules

The Funds are required to file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Once filed, the Funds’ Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1.866.966.3863.  You may also obtain copies at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

The Funds are required to file how they voted proxies related to portfolio securities during the most recent 12-month period ended June 30.  Once filed, the information is available without charge, upon request, by calling 1.866.966.3863 and on the SEC’s website (http://www.sec.gov).

(This Page Intentionally Left Blank.)

Investment Adviser
Intrepid Capital Management Inc.
3652 South Third Street, Suite 200
Jacksonville Beach, FL 32250

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, WI 53202

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Administrator, Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Shareholder/Investor Information
1.866.966.3863
www.intrepidcapitalfunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2008	FYE 09/30/2007
Audit Fees	$82,000	$58,500
Audit-Related Fees	—	—
Tax Fees	$13,860	$9,900
All Other Fees	—	—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 09/30/2008	FYE 09/30/2007
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2008	FYE 09/30/2007
Registrant	$13,860	$9,900
Registrant’s Investment Adviser	$24,863	$24,399

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Intrepid Capital Management Funds Trust

By (Signature and Title)                      /s/ Mark F. Travis
Mark F. Travis, President

Date            12/05/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ Mark F. Travis
Mark F. Travis, President

Date            12/05/2008

By (Signature and Title)*                    /s/ Donald C. White
Donald C. White, Treasurer

Date            12/05/2008

* Print the name and title of each signing officer under his or her signature.